Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 dated as of May 17, 2005 (this “Amendment No. 1”) to the Fifth Amended and Restated Credit Agreement dated as of April 9, 1997 and amended and restated as of May 19, 2004 (as in effect immediately prior to effectiveness of this Amendment No. 1, the “Credit Agreement”) among FOOT LOCKER, INC. (the “Company”), the SUBSIDIARIES party thereto, the BANKS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank (the “Administrative Agent”), the CO-SYNDICATION AGENTS AND CO-DOCUMENTATION AGENTS party thereto and the JOINT LEAD ARRANGERS party thereto.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment No. 1 Effective Date (as defined in Section 5 below), refer to the Credit Agreement as amended hereby.

SECTION 2.    Pricing Schedule Amendment. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced with the Pricing Schedule attached to this Amendment No. 1 (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after May 17, 2005. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to May 17, 2005.

SECTION 3.    Representation and Warranties. The Company and each other Obligor represents and warrants that, on and as of the Amendment No. 1 Effective Date, (a) the representations and warranties of the Obligors contained in the Loan Documents are true and (b) no Default has occurred and is continuing.

SECTION 4.    Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.    Counterparts; Effectiveness. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 1 shall become effective as of the date (the “Amendment No. 1 Effective Date”) of receipt by the Administrative Agent of:

(a) a counterpart hereof signed by each of the Company, the Subsidiary Borrowers, the LC Agent, the Swingline Bank and the Banks (or a facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof); and

(b) a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in Section 3 of this Amendment No. 1. [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

FOOT LOCKER, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President – Investor Relations and Treasurer

Each of the Subsidiary Borrowers listed below hereby consents to Amendment No. 1 and agrees to be a party to, and be bound by, the Credit Agreement as amended by Amendment No. 1.

FOOTLOCKER.COM, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

FOOT LOCKER RETAIL, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

TEAM EDITION APPAREL, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

FOOT LOCKER STORES, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

FOOT LOCKER SPECIALTY, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

FOOT LOCKER EUROPE B.V.

By:	/s/ Peter D. Brown
	Title:	Attorney-in-Fact

FOOT LOCKER AUSTRALIA, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

FOOT LOCKER CANADA CORPORATION

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK, as Administrative Agent, LC Agent, Swingline Bank and Bank

By:	/s/ Randolph E. J. Medrano
	Title:	Vice President

BANK OF AMERICA, N.A., successor by merger to Bank of America National Trust and Savings Association)

By:	/s/ Dan M. Killian
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank)

By:	/s/ Paul Phelan
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank)

By:	/s/ Susan T. Gallagher
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Bradley A. Hardy
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION (formerly Firstar Bank, N.A.)

By:	/s/ Ken Ziebart
	Title:	Banking Officer

THE BANK OF NOVA SCOTIA

By:	/s/ Todd Meller
	Title:	Managing Director

BANCO POPULAR PUERTO RICO

By:	/s/ Hector J. Gonzalez
	Title:	Vice President

Acknowledged and consented to by:

EASTBAY, INC.
FOOTLOCKER.COM, INC.
FOOT LOCKER AUSTRALIA, INC.
FOOT LOCKER STORES, INC.
ROBBY’S SPORTING GOODS, INC.
TEAM EDITION APPAREL, INC.
FOOT LOCKER CORPORATE SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER RETAIL, INC.
FOOT LOCKER SOURCING, INC.
FOOT LOCKER SPECIALTY, INC.
FOOT LOCKER INVESTMENTS,  LLC
FOOT LOCKER OPERATIONS, LLC
FOOT LOCKER NEW ZEALAND, INC.
FL EUROPE HOLDINGS, INC.
FL SPECIALTY OPERATIONS LLC
FL RETAIL OPERATIONS LLC
FOOT LOCKER CANADA CORPORATION
RETAIL COMPANY OF GERMANY, INC.

By:	/s/ Peter D. Brown
	Title:	Vice President and Treasurer

PRICING SCHEDULE

The “Euro-Dollar Margin”, “LC Fee Rate” and “Facility Fee Rate” for any day are the respective percentages per annum set forth in the table below in the applicable row under the column corresponding to the Pricing Level that applies on such day:

Pricing Level	Level I	Level II	Level III	Level IV	Level V	Level VI	Level VII
Committed Revolver Loan Euro-Dollar Margin and LC Fee Rate	0.725%	0.825%	0.875%	0.875%	0.875%	0.875%	0.875%
Facility Fee Rate	0.150%	0.175%	0.250%	0.375%	0.500%	0.625%	0.750%
Term Loan Euro- Dollar Margin	0.875%	1.000%	1.125%	1.250%	1.375%	1.500%	1.625%

“Base Rate Margin” means, on any day, (i) the Euro-Dollar Margin for such day minus (ii) 1.00%.

For purposes of this Schedule, the following terms have the following meanings:

“Fixed Charge Coverage Ratio” means, as of any day, the ratio, at the last day of the most recently ended Fiscal Quarter for which financial statements have been delivered in accordance with the Agreement, of (i) the sum of EBIT plus 1/3 of Annual Rent Expense, in each case for the four consecutive Fiscal Quarters then ended, to (ii) the sum of Interest Expense plus 1/3 of Annual Rent Expense, in each case for the same four consecutive Fiscal Quarters; provided that during any period when financial statements have not been delivered in accordance with the Agreement, the Fixed Charge Coverage Ratio shall be deemed to be less than 1.75:1.

“Level I Pricing” applies on any day on which the Fixed Charge Coverage Ratio is greater than 3.00:1.

“Level II Pricing” applies on any day on which the Fixed Charge Coverage Ratio is greater than or equal to 2.75:1 and Level I Pricing does not apply.

“Level III Pricing” applies on any day on which the Fixed Charge Coverage Ratio is greater than or equal to 2.50:1 and neither Level I Pricing nor Level II Pricing applies.

“Level IV Pricing” applies on any day on which the Fixed Charge Coverage Ratio is greater than or equal to 2.25:1 and none of Level I Pricing, Level II Pricing or Level III Pricing applies.

“Level V Pricing” applies on any day on which the Fixed Charge Coverage Ratio is greater than or equal to 2.00:1 and none of Level I Pricing, Level II Pricing, Level III Pricing or Level IV Pricing applies.

“Level VI Pricing” applies on any day on which the Fixed Charge Coverage Ratio is greater than or equal to 1.75:1 and none of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies.

“Level VII Pricing” applies on any day on which no other Pricing Level applies.

“Pricing Level” refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing, Level VI Pricing or Level VII Pricing applies on any day.